Exhibit 23.1


                                     HOOD &                |
                                   STRONG LLP              |
                          CERTIFIED PUBLIC ACCOUNTANTS     |
                                                           |
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INDEPENDENT AUDITORS' CONSENT                              | Consultants and
                                                           |
                                                           |
                                                           | Business Advisors
BOARD OF DIRECTORS                                         |
AMNIS SYSTEMS INC.                                         |
Palo Alto, California                                      |
                                                           |
                                                           | 101 California
We consent to the  incorporation  by reference  in  the    |
Registration Statement  (Form  S-8)  pertaining to  the    |
Amnis Systems Inc. 2002 Stock  Plan for  AMNIS  SYSTEMS    | Suite 1500
INC. of our report, dated February 22, 2002 (except for    |
Notes 2 and 17 as to which the date is  July 19,  2002,    |
Note 19 as to which the date is June 25, 2002  and Note    | San Francisco
20  as  to  which  the date  is August 8, 2002), (which    |
includes emphasis paragraphs relating to an uncertainty    |
as to  the  Company's  ability  to  continue as a going    | CA 94111
concern, the Company restating its financial statements    |
to change the method of  accounting  for  the  business    |
combination  with   Optivision,  Inc.  and  to  include    | 415.781.0793
additional  subsequent  event  disclosures,   and   the    |
Company changing its estimate of the life of goodwill),    |
appearing in the Annual Report (Form 10-KSB) of   Amnis    |fax 415.421.2976
Systems Inc. for the  year  ended  December  31,  2001.    |
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/s/  HOOD  &  STRONG  LLP                                  |
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San  Francisco,  California                                |
August  23,  2002                                          |
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                                                           | San Francisco
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                                                           |
                                                             Menlo Park



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